Global Structured Finance

BoAMS 2003-D Group 1
3-1 Arms
Collateral Summary Report

Apr 11, 2003 11:27

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $144,759,458.72
Loan Count: 284
Cut-off Date: 2003-04-01
Avg. Loan Balance: $509,716.40
Avg. Orig. Balance: $510,361.86
W.A. FICO*: 738
W.A. Orig. LTV: 64.92%
W.A. Cut-Off LTV: 64.84%
W.A. Gross Coupon: 4.508%
W.A. Net Coupon: 4.508%
W.A. Servicing Fee:
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 1.30%
% over 100 COLTV: 0.00%
% with PMI: 1.30%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 17.27%
W.A. MI Adjusted LTV: 64.65%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.56%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

               ------------------------------------------------------
               Original Balance                              Percent
               ------------------------------------------------------
               250,001 - 350,000                               5.62%
               ------------------------------------------------------
               350,001 - 450,000                               29.1
               ------------------------------------------------------
               450,001 - 550,000                              21.17
               ------------------------------------------------------
               550,001 - 650,000                              20.65
               ------------------------------------------------------
               650,001 - 750,000                              11.85
               ------------------------------------------------------
               750,001 - 850,000                               2.22
               ------------------------------------------------------
               850,001 - 950,000                               2.53
               ------------------------------------------------------
               950,001 - 1,050,000                             6.85
               ------------------------------------------------------
               Total:                                        100.00%
               ------------------------------------------------------

Average: $  510,361.86
Lowest:  $  324,800.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

               ------------------------------------------------------
               Cut-Off Balance                               Percent
               ------------------------------------------------------
               300,001 - 400,000                               23.40%
               ------------------------------------------------------
               400,001 - 500,000                               24.18
               ------------------------------------------------------
               500,001 - 600,000                               17.53
               ------------------------------------------------------
               600,001 - 700,000                                14.7
               ------------------------------------------------------
               700,001 - 800,000                                9.64
               ------------------------------------------------------
               800,001 - 900,000                                1.74
               ------------------------------------------------------
               900,001 - 1,000,000                              8.79
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

Average: 509,716.40
Lowest: 324,035.71
Highest: 1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

               ------------------------------------------------------
               Lien Position                                 Percent
               ------------------------------------------------------
               1                                             100.00%
               ------------------------------------------------------
               Total:                                        100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

5. Coupon

               ------------------------------------------------------
               Coupon                                        Percent
               ------------------------------------------------------
               3.876 - 4.000                                    0.82%
               ------------------------------------------------------
               4.001 - 4.125                                     4.1
               ------------------------------------------------------
               4.126 - 4.250                                   13.71
               ------------------------------------------------------
               4.251 - 4.375                                   18.66
               ------------------------------------------------------
               4.376 - 4.500                                   23.62
               ------------------------------------------------------
               4.501 - 4.625                                   25.06
               ------------------------------------------------------
               4.626 - 4.750                                    7.62
               ------------------------------------------------------
               4.751 - 4.875                                    3.19
               ------------------------------------------------------
               4.876 - 5.000                                     0.3
               ------------------------------------------------------
               5.001 - 5.125                                    1.24
               ------------------------------------------------------
               5.126 - 5.250                                    0.99
               ------------------------------------------------------
               5.251 - 5.375                                    0.69
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 4.508
Lowest: 4.000
Highest: 5.375

--------------------------------------------------------------------------------

6. Credit Score*

               ------------------------------------------------------
               Credit Score*                                 Percent
               ------------------------------------------------------
               801 - 850                                        1.49%
               ------------------------------------------------------
               751 - 800                                       41.15
               ------------------------------------------------------
               701 - 750                                       42.05
               ------------------------------------------------------
               651 - 700                                       12.35
               ------------------------------------------------------
               601 - 650                                        2.96
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 738
Lowest: 624
Highest: 819

--------------------------------------------------------------------------------

7. PMI Providers

               ------------------------------------------------------
               PMI Providers                                 Percent
               ------------------------------------------------------
               NONE                                            98.70%
               ------------------------------------------------------
               GEMIC                                            0.75
               ------------------------------------------------------
               UNITED GUARANTY                                  0.55
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

8. Product Type

               ------------------------------------------------------
               Product Type                                  Percent
               ------------------------------------------------------
               3/27 12 MO LIBOR                                98.96%
               ------------------------------------------------------
               3/12 12 MO LIBOR                                 1.04
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

9. Index

               ------------------------------------------------------
               Index                                         Percent
               ------------------------------------------------------
               ARM                                            100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

               ------------------------------------------------------
               Loan Purpose                                  Percent
               ------------------------------------------------------
               R/T Refi                                        75.23%
               ------------------------------------------------------
               C/O Refi                                        12.77
               ------------------------------------------------------
               Purchase                                           12
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

 11. Loan Type

               ------------------------------------------------------
               Loan Type                                     Percent
               ------------------------------------------------------
               CONVENTIONAL                                   100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

12. Property Type

               ------------------------------------------------------
               Property Type                                 Percent
               ------------------------------------------------------
               SFR                                             70.34%
               ------------------------------------------------------
               PUD Detach                                      18.97
               ------------------------------------------------------
               Condo                                            4.81
               ------------------------------------------------------
               PUD Attach                                       2.74
               ------------------------------------------------------
               2-Family                                         1.24
               ------------------------------------------------------
               3-Family                                          0.9
               ------------------------------------------------------
               Townhouse                                        0.71
               ------------------------------------------------------
               4-Family                                          0.3
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

               ------------------------------------------------------
               Occupancy Status                              Percent
               ------------------------------------------------------
               Primary                                         93.55%
               ------------------------------------------------------
               Secondary                                        4.77
               ------------------------------------------------------
               Investor                                         1.69
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

14. Documentation

               ------------------------------------------------------
               Documentation                                 Percent
               ------------------------------------------------------
               Rapid                                           62.50%
               ------------------------------------------------------
               Standard                                        17.86
               ------------------------------------------------------
               Reduced                                         16.64
               ------------------------------------------------------
               All Ready Home                                      3
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

15. State

               ------------------------------------------------------
               State                                         Percent
               ------------------------------------------------------
               California                                      71.25%
               ------------------------------------------------------
               Illinois                                          8.8
               ------------------------------------------------------
               North Carolina                                   2.73
               ------------------------------------------------------
               Texas                                            2.32
               ------------------------------------------------------
               Florida                                          1.98
               ------------------------------------------------------
               Other                                           12.92
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

16. Metropolitan Statistical Area

               ------------------------------------------------------
               Metropolitan Statistical Area                 Percent
               ------------------------------------------------------
               San Francisco, CA                               53.55%
               ------------------------------------------------------
               Los Angeles, CA                                 10.79
               ------------------------------------------------------
               Chicago, IL                                       8.8
               ------------------------------------------------------
               San Diego, CA                                    4.71
               ------------------------------------------------------
               No MSA                                           3.47
               ------------------------------------------------------
               Washington, DC                                   2.11
               ------------------------------------------------------
               Seattle, WA                                      1.58
               ------------------------------------------------------
               Raleigh, NC                                      1.34
               ------------------------------------------------------
               Houston, TX                                      1.22
               ------------------------------------------------------
               Phoenix, AZ                                      1.11
               ------------------------------------------------------
               Sacramento, CA                                   1.05
               ------------------------------------------------------
               Boston, MA                                       0.78
               ------------------------------------------------------
               St. Louis, MO                                    0.65
               ------------------------------------------------------
               Atlanta, GA                                      0.64
               ------------------------------------------------------
               Charlotte, NC                                    0.58
               ------------------------------------------------------
               Other                                             7.6
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

               ------------------------------------------------------
               Zip Code                                      Percent
               ------------------------------------------------------
               95014                                            3.56%
               ------------------------------------------------------
               95070                                            3.16
               ------------------------------------------------------
               95120                                            2.38
               ------------------------------------------------------
               60614                                             2.2
               ------------------------------------------------------
               95125                                            2.01
               ------------------------------------------------------
               Other                                           86.69
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

18. OLTV

               ------------------------------------------------------
               OLTV                                          Percent
               ------------------------------------------------------
               *** 20.00                                        0.25%
               ------------------------------------------------------
               20.01 - 25.00                                    0.44
               ------------------------------------------------------
               25.01 - 30.00                                    0.94
               ------------------------------------------------------
               30.01 - 35.00                                     1.6
               ------------------------------------------------------
               35.01 - 40.00                                     3.4
               ------------------------------------------------------
               40.01 - 45.00                                    2.56
               ------------------------------------------------------
               45.01 - 50.00                                    6.07
               ------------------------------------------------------
               50.01 - 55.00                                    6.35
               ------------------------------------------------------
               55.01 - 60.00                                   10.93
               ------------------------------------------------------
               60.01 - 65.00                                   11.91
               ------------------------------------------------------
               65.01 - 70.00                                    16.5
               ------------------------------------------------------
               70.01 - 75.00                                    9.26
               ------------------------------------------------------
               75.01 - 80.00                                    28.5
               ------------------------------------------------------
               80.01 - 85.00                                    0.77
               ------------------------------------------------------
               85.01 - 90.00                                    0.53
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 64.92%
Lowest: 14.12%
Highest: 90.00%

--------------------------------------------------------------------------------

*** Less than or equal to

19. Cut-Off LTV

               ------------------------------------------------------
               Cut-Off LTV                                   Percent
               ------------------------------------------------------
               *** 20.00                                        0.25%
               ------------------------------------------------------
               20.01 - 25.00                                    0.44
               ------------------------------------------------------
               25.01 - 30.00                                    0.94
               ------------------------------------------------------
               30.01 - 35.00                                     1.6
               ------------------------------------------------------
               35.01 - 40.00                                     3.4
               ------------------------------------------------------
               40.01 - 45.00                                    2.56
               ------------------------------------------------------
               45.01 - 50.00                                    6.32
               ------------------------------------------------------
               50.01 - 55.00                                    6.11
               ------------------------------------------------------
               55.01 - 60.00                                   10.93
               ------------------------------------------------------
               60.01 - 65.00                                   12.44
               ------------------------------------------------------
               65.01 - 70.00                                   15.97
               ------------------------------------------------------
               70.01 - 75.00                                    9.26
               ------------------------------------------------------
               75.01 - 80.00                                    28.5
               ------------------------------------------------------
               80.01 - 85.00                                    0.77
               ------------------------------------------------------
               85.01 - 90.00                                    0.53
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 64.84%
Lowest: 14.10%
Highest: 90.00%

--------------------------------------------------------------------------------

20. Delinquency*

               ------------------------------------------------------
               Delinquency*                                  Percent
               ------------------------------------------------------
               0-29 days                                      100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

* MBA method

--------------------------------------------------------------------------------

21. Times 30 Days

               ------------------------------------------------------
               Times 30 Days                                 Percent
               ------------------------------------------------------
               0                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

22. Convertible Flag

               ------------------------------------------------------
               Convertible Flag                              Percent
               ------------------------------------------------------
               N                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

23. Prepay Flag

               ------------------------------------------------------
               Prepay Flag                                   Percent
               ------------------------------------------------------
               N                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

24. Prepay Penalty Term

               ------------------------------------------------------
               Prepay Penalty Term                           Percent
               ------------------------------------------------------
               0                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 0.0
Lowest: 0
Highest: 0

--------------------------------------------------------------------------------

*** Less than or equal to

25. Remaining Prepayment Term

               ------------------------------------------------------
               Remaining Prepayment Term                     Percent
               ------------------------------------------------------
               0                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

26. Buydown Agreement

               ------------------------------------------------------
               Buydown Agreement                             Percent
               ------------------------------------------------------
               N                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

27. Original Term

               ------------------------------------------------------
               Original Term                                 Percent
               ------------------------------------------------------
               180                                              1.04%
               ------------------------------------------------------
               360                                             98.96
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 358.1 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Scheduled Remaining Term

               ------------------------------------------------------
               Scheduled Remaining Term                      Percent
               ------------------------------------------------------
               175 - 180                                        1.04%
               ------------------------------------------------------
               355 - 360                                       98.96
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 357.5 months
Lowest: 177 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cut-Off Loan Age

               ------------------------------------------------------
               Cut-Off Loan Age                              Percent
               ------------------------------------------------------
               0                                               34.26%
               ------------------------------------------------------
               06-Jan                                          65.74
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

30. Gross Margin

               ------------------------------------------------------
               Gross Margin                                  Percent
               ------------------------------------------------------
               2.25                                           100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

               ------------------------------------------------------
               Initial Cap (ARMs)                            Percent
               ------------------------------------------------------
               2                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

               ------------------------------------------------------
               Periodic Cap (ARMs)                           Percent
               ------------------------------------------------------
               2                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

               ------------------------------------------------------
               Maximum Rate (ARMs)                           Percent
               ------------------------------------------------------
               9.001 - 10.000                                   0.82%
               ------------------------------------------------------
               10.001 - 11.000                                 96.26
               ------------------------------------------------------
               11.001 - 12.000                                  2.92
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 10.508%
Lowest: 10.000%
Highest: 11.375%

--------------------------------------------------------------------------------

34. Cutoff Rollterm

               ------------------------------------------------------
               Cutoff Rollterm                               Percent
               ------------------------------------------------------
               31 - 36                                        100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 35.3 months
Lowest: 33 months
Highest: 36 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-D Group 2
5-1 & Net5 Arms
Collateral Summary Report

Apr 11, 2003 11:33

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $668,122,326.09
Loan Count: 1,289
Cut-off Date: 2003-04-01
Avg. Loan Balance: $518,326.09
Avg. Orig. Balance: $518,767.79
W.A. FICO*: 741
W.A. Orig. LTV: 64.66%
W.A. Cut-Off LTV: 64.61%
W.A. Gross Coupon: 5.016%
W.A. Net Coupon: 5.016%
W.A. Servicing Fee:
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.38%
% over 100 COLTV: 0.00%
% with PMI: 0.38%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 21.16%
W.A. MI Adjusted LTV: 64.54%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.93%

* FICO not available for 1 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

               ------------------------------------------------------
               Original Balance                              Percent
               ------------------------------------------------------
               250,001 - 350,000                                4.36%
               ------------------------------------------------------
               350,001 - 450,000                               29.24
               ------------------------------------------------------
               450,001 - 550,000                               24.13
               ------------------------------------------------------
               550,001 - 650,000                               14.48
               ------------------------------------------------------
               650,001 - 750,000                               12.12
               ------------------------------------------------------
               750,001 - 850,000                                5.03
               ------------------------------------------------------
               850,001 - 950,000                                3.63
               ------------------------------------------------------
               950,001 - 1,050,000                              6.83
               ------------------------------------------------------
               1,150,001 - 1,250,000                            0.18
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

Average: $518,767.79
Lowest: $322,701.00
Highest: $1,220,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

               ------------------------------------------------------
               Cut-Off Balance                               Percent
               ------------------------------------------------------
               300,001 - 400,000                               18.82%
               ------------------------------------------------------
               400,001 - 500,000                                  30
               ------------------------------------------------------
               500,001 - 600,000                               16.89
               ------------------------------------------------------
               600,001 - 700,000                               10.59
               ------------------------------------------------------
               700,001 - 800,000                               11.07
               ------------------------------------------------------
               800,001 - 900,000                                4.51
               ------------------------------------------------------
               900,001 - 1,000,000                              7.63
               ------------------------------------------------------
               1,000,001 - 1,100,000                            0.31
               ------------------------------------------------------
               1,200,001 - 1,300,000                            0.18
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

Average: 518,326.09
Lowest: 322,701.00
Highest: 1,218,534.10

--------------------------------------------------------------------------------

4. Lien Position

               ------------------------------------------------------
               Lien Position                                 Percent
               ------------------------------------------------------
               1                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

5. Coupon

               ------------------------------------------------------
               Coupon                                        Percent
               ------------------------------------------------------
               3.626 - 3.750                                    0.25%
               ------------------------------------------------------
               3.751 - 3.875                                    0.15
               ------------------------------------------------------
               4.001 - 4.125                                    0.26
               ------------------------------------------------------
               4.126 - 4.250                                    1.42
               ------------------------------------------------------
               4.251 - 4.375                                    0.25
               ------------------------------------------------------
               4.376 - 4.500                                    3.75
               ------------------------------------------------------
               4.501 - 4.625                                    4.96
               ------------------------------------------------------
               4.626 - 4.750                                   10.99
               ------------------------------------------------------
               4.751 - 4.875                                   16.76
               ------------------------------------------------------
               4.876 - 5.000                                   18.43
               ------------------------------------------------------
               5.001 - 5.125                                   15.73
               ------------------------------------------------------
               5.126 - 5.250                                   11.51
               ------------------------------------------------------
               5.251 - 5.375                                    8.65
               ------------------------------------------------------
               5.376 - 5.500                                    3.79
               ------------------------------------------------------
               5.501 - 5.625                                    1.87
               ------------------------------------------------------
               5.626 - 5.750                                    0.73
               ------------------------------------------------------
               5.751 - 5.875                                    0.29
               ------------------------------------------------------
               5.876 - 6.000                                    0.22
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 5.016
Lowest: 3.750
Highest: 6.000

--------------------------------------------------------------------------------

6. Credit Score*

               ------------------------------------------------------
               Credit Score*                                 Percent
               ------------------------------------------------------
               801 - 850                                        2.63%
               ------------------------------------------------------
               751 - 800                                       44.77
               ------------------------------------------------------
               701 - 750                                       36.51
               ------------------------------------------------------
               651 - 700                                       13.88
               ------------------------------------------------------
               601 - 650                                        2.14
               ------------------------------------------------------
               0                                                0.06
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 741
Lowest: 620
Highest: 821

--------------------------------------------------------------------------------

7. PMI Providers

               ------------------------------------------------------
               PMI Providers                                 Percent
               ------------------------------------------------------
               NONE                                            99.62%
               ------------------------------------------------------
               REMIC                                            0.14
               ------------------------------------------------------
               UNITED GUARANTY                                  0.13
               ------------------------------------------------------
               GEMIC                                            0.11
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

8. Product Type

               ------------------------------------------------------
               Product Type                                  Percent
               ------------------------------------------------------
               5/25 12 MO LIBOR                                74.24%
               ------------------------------------------------------
               5YR IO 12 MO LIBOR                              24.96
               ------------------------------------------------------
               5/10 12 MO LIBOR                                 0.42
               ------------------------------------------------------
               5/15 12 MO LIBOR                                 0.15
               ------------------------------------------------------
               5/5 12 MO LIBOR                                  0.12
               ------------------------------------------------------
               5/20 12 MO LIBOR                                 0.11
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

9. Index

               ------------------------------------------------------
               Index                                         Percent
               ------------------------------------------------------
               ARM                                            100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

               ------------------------------------------------------
               Loan Purpose                                  Percent
               ------------------------------------------------------
               R/T Refi                                        65.98%
               ------------------------------------------------------
               Purchase                                        20.57
               ------------------------------------------------------
               C/O Refi                                        13.45
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

               ------------------------------------------------------
               Loan Type                                     Percent
               ------------------------------------------------------
               CONVENTIONAL                                   100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

12. Property Type

               ------------------------------------------------------
               Property Type                                 Percent
               ------------------------------------------------------
               SFR                                             66.69%
               ------------------------------------------------------
               PUD Detach                                      23.45
               ------------------------------------------------------
               Condo                                            7.24
               ------------------------------------------------------
               PUD Attach                                       2.13
               ------------------------------------------------------
               2-Family                                          0.3
               ------------------------------------------------------
               Townhouse                                        0.11
               ------------------------------------------------------
               Co-Op                                            0.07
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

               ------------------------------------------------------
               Occupancy Status                              Percent
               ------------------------------------------------------
               Primary                                        96.60%
               ------------------------------------------------------
               Secondary                                        3.02
               ------------------------------------------------------
               Investor                                         0.38
               ------------------------------------------------------
               Total:                                        100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

14. Documentation

               ------------------------------------------------------
               Documentation                                 Percent

               ------------------------------------------------------
               Rapid                                           63.96%
               ------------------------------------------------------
               Standard                                        20.66
               ------------------------------------------------------
               Reduced                                         12.78
               ------------------------------------------------------
               All Ready Home                                   2.49
               ------------------------------------------------------
               Stated                                           0.12
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

15. State

               ------------------------------------------------------
               State                                         Percent
               ------------------------------------------------------
               California                                      74.72%
               ------------------------------------------------------
               Illinois                                         5.65
               ------------------------------------------------------
               Florida                                          2.71
               ------------------------------------------------------
               Virginia                                         2.07
               ------------------------------------------------------
               Maryland                                         1.64
               ------------------------------------------------------
               Other                                            13.2
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

16. Metropolitan Statistical Area

               ------------------------------------------------------
               Metropolitan Statistical Area                 Percent
               ------------------------------------------------------
               San Francisco, CA                               43.76%
               ------------------------------------------------------
               Los Angeles, CA                                 21.99
               ------------------------------------------------------
               San Diego, CA                                    6.34
               ------------------------------------------------------
               Chicago, IL                                      5.65
               ------------------------------------------------------
               Washington, DC                                   3.93
               ------------------------------------------------------
               No MSA                                            1.6
               ------------------------------------------------------
               Seattle, WA                                       1.1
               ------------------------------------------------------
               Boston, MA                                       1.07
               ------------------------------------------------------
               Phoenix, AZ                                         1
               ------------------------------------------------------
               Sacramento, CA                                   0.98
               ------------------------------------------------------
               Miami, FL                                        0.96
               ------------------------------------------------------
               Atlanta, GA                                      0.92
               ------------------------------------------------------
               Naples, FL                                       0.87
               ------------------------------------------------------
               Charlotte, NC                                     0.7
               ------------------------------------------------------
               Dallas, TX                                       0.62
               ------------------------------------------------------
               Other                                            8.51
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

               ------------------------------------------------------
               Zip Code                                      Percent
               ------------------------------------------------------
               95014                                            1.93%
               ------------------------------------------------------
               95129                                             1.5
               ------------------------------------------------------
               94539                                            1.48
               ------------------------------------------------------
               95070                                            1.39
               ------------------------------------------------------
               92130                                            1.29
               ------------------------------------------------------
               Other                                           92.42
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

18. OLTV

               ------------------------------------------------------
               OLTV                                          Percent
               ------------------------------------------------------
               *** 20.00                                        1.01%
               ------------------------------------------------------
               20.01 - 25.00                                    0.57
               ------------------------------------------------------
               25.01 - 30.00                                    1.77
               ------------------------------------------------------
               30.01 - 35.00                                    2.59
               ------------------------------------------------------
               35.01 - 40.00                                    1.98
               ------------------------------------------------------
               40.01 - 45.00                                    3.58
               ------------------------------------------------------
               45.01 - 50.00                                    6.46
               ------------------------------------------------------
               50.01 - 55.00                                    6.57
               ------------------------------------------------------
               55.01 - 60.00                                    8.11
               ------------------------------------------------------
               60.01 - 65.00                                    8.46
               ------------------------------------------------------
               65.01 - 70.00                                   15.49
               ------------------------------------------------------
               70.01 - 75.00                                   12.85
               ------------------------------------------------------
               75.01 - 80.00                                   30.19
               ------------------------------------------------------
               80.01 - 85.00                                    0.11
               ------------------------------------------------------
               85.01 - 90.00                                    0.27
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 64.66%
Lowest: 13.08%
Highest: 90.00%

--------------------------------------------------------------------------------

19. Cut-Off LTV

               ------------------------------------------------------
               Cut-Off LTV                                   Percent
               ------------------------------------------------------
               *** 20.00                                        1.01%
               ------------------------------------------------------
               20.01 - 25.00                                    0.57
               ------------------------------------------------------
               25.01 - 30.00                                    1.77
               ------------------------------------------------------
               30.01 - 35.00                                    2.59
               ------------------------------------------------------
               35.01 - 40.00                                    1.98
               ------------------------------------------------------
               40.01 - 45.00                                    3.58
               ------------------------------------------------------
               45.01 - 50.00                                     6.6
               ------------------------------------------------------
               50.01 - 55.00                                    6.43
               ------------------------------------------------------
               55.01 - 60.00                                    8.17
               ------------------------------------------------------
               60.01 - 65.00                                    8.46
               ------------------------------------------------------
               65.01 - 70.00                                   15.43
               ------------------------------------------------------
               70.01 - 75.00                                   12.98
               ------------------------------------------------------
               75.01 - 80.00                                   30.06
               ------------------------------------------------------
               80.01 - 85.00                                    0.11
               ------------------------------------------------------
               85.01 - 90.00                                    0.27
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 64.61%
Lowest: 13.06%
Highest: 89.89%

--------------------------------------------------------------------------------

20. Delinquency*

               ------------------------------------------------------
               Delinquency*                                  Percent
               ------------------------------------------------------
               0-29 days                                      100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

  * MBA method

--------------------------------------------------------------------------------

21. Times 30 Days

               ------------------------------------------------------
               Times 30 Days                                 Percent
               ------------------------------------------------------
               0                                               99.91%
               ------------------------------------------------------
               1                                                0.09
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

*** means less than or equal to

22. Convertible Flag

               ------------------------------------------------------
               Convertible Flag                              Percent
               ------------------------------------------------------
               N                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

23. Prepay Flag

               ------------------------------------------------------
               Prepay Flag                                   Percent
               ------------------------------------------------------
               N                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

24. Prepay Penalty Term

               ------------------------------------------------------
               Prepay Penalty Term                           Percent
               ------------------------------------------------------
               0                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 0.0
Lowest: 0
Highest: 0

--------------------------------------------------------------------------------

25. Remaining Prepayment Term

               ------------------------------------------------------
               Remaining Prepayment Term                     Percent
               ------------------------------------------------------
               0                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

26. Buydown Agreement

               ------------------------------------------------------
               Buydown Agreement                             Percent
               ------------------------------------------------------
               N                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%

               ------------------------------------------------------

--------------------------------------------------------------------------------

27. Original Term

               ------------------------------------------------------
               Original Term                                 Percent
               ------------------------------------------------------
               120                                              0.12%
               ------------------------------------------------------
               180                                              0.42
               ------------------------------------------------------
               240                                              0.15
               ------------------------------------------------------
               300                                              0.11
               ------------------------------------------------------
               360                                              99.2
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 358.7 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Scheduled Remaining Term

               ------------------------------------------------------
               Scheduled Remaining Term                      Percent
               ------------------------------------------------------
               115 - 120                                        0.12%
               ------------------------------------------------------
               175 - 180                                        0.42
               ------------------------------------------------------
               235 - 240                                        0.15
               ------------------------------------------------------
               295 - 300                                        0.11
               ------------------------------------------------------
               355 - 360                                        99.2
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 358.1 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cut-Off Loan Age

               ------------------------------------------------------
               Cut-Off Loan Age                              Percent
               ------------------------------------------------------
               0                                               36.60%
               ------------------------------------------------------
               06-Jan                                           63.4
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

30. Gross Margin

               ------------------------------------------------------
               Gross Margin                                  Percent
               ------------------------------------------------------
               2.25                                           100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

               ------------------------------------------------------
               Initial Cap (ARMs)                            Percent
               ------------------------------------------------------
               5                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

               ------------------------------------------------------
               Periodic Cap (ARMs)                           Percent
               ------------------------------------------------------
               2                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

               ------------------------------------------------------
               Maximum Rate (ARMs)                           Percent
               ------------------------------------------------------
               8.001 - 9.000                                    0.41%
               ------------------------------------------------------
               9.001 - 10.000                                  56.83
               ------------------------------------------------------
               10.001 - 11.000                                 42.77
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 10.016%
Lowest: 8.750%
Highest: 11.000%

--------------------------------------------------------------------------------

34. Cutoff Rollterm

               ------------------------------------------------------
               Cutoff Rollterm                               Percent
               ------------------------------------------------------
               55 - 60                                        100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 59.3 months
Lowest: 55 months
Highest: 60 months

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-D Group 3
7-1 Arms
Collateral Summary Report

Apr 11, 2003 11:50

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $52,736,207.79
Loan Count: 99
Cut-off Date: 2003-04-01
Avg. Loan Balance: $532,688.97
Avg. Orig. Balance: $535,159.02
W.A. FICO*: 736
W.A. Orig. LTV: 61.32%
W.A. Cut-Off LTV: 61.11%
W.A. Gross Coupon: 5.498%
W.A. Net Coupon: 5.498%
W.A. Servicing Fee:
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.91%
% over 100 COLTV: 0.00%
% with PMI: 0.91%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 60.90%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.11%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

               ---------------------------------------------------
               Original Balance                           Percent
               ---------------------------------------------------
               250,001 - 350,000                             2.54%
               ---------------------------------------------------
               350,001 - 450,000                            25.57
               ---------------------------------------------------
               450,001 - 550,000                            22.67
               ---------------------------------------------------
               550,001 - 650,000                            15.76
               ---------------------------------------------------
               650,001 - 750,000                            19.58
               ---------------------------------------------------
               750,001 - 850,000                             3.03
               ---------------------------------------------------
               850,001 - 950,000                              5.2
               ---------------------------------------------------
               950,001 - 1,050,000                           5.66
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

Average: $535,159.02
Lowest: $325,400.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

               ---------------------------------------------------
               Cut-Off Balance                            Percent
               ---------------------------------------------------
               300,001 - 400,000                            16.83%
               ---------------------------------------------------
               400,001 - 500,000                            24.79
               ---------------------------------------------------
               500,001 - 600,000                            21.22
               ---------------------------------------------------
               600,001 - 700,000                            14.95
               ---------------------------------------------------
               700,001 - 800,000                            11.34
               ---------------------------------------------------
               800,001 - 900,000                             1.63
               ---------------------------------------------------
               900,001 - 1,000,000                           9.23
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

Average: 532,688.97
Lowest: 325,400.00
Highest: 996,808.05

--------------------------------------------------------------------------------

4. Lien Position

               ---------------------------------------------------
               Lien Position                              Percent
               ---------------------------------------------------
               1                                           100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

5. Coupon

               ---------------------------------------------------
               Coupon                                     Percent
               ---------------------------------------------------
               4.376 - 4.500                                 0.79%
               ---------------------------------------------------
               4.626 - 4.750                                 2.84
               ---------------------------------------------------
               4.751 - 4.875                                  3.8
               ---------------------------------------------------
               4.876 - 5.000                                  3.2
               ---------------------------------------------------
               5.001 - 5.125                                 3.99
               ---------------------------------------------------
               5.126 - 5.250                                 6.69
               ---------------------------------------------------
               5.251 - 5.375                                12.22
               ---------------------------------------------------
               5.376 - 5.500                                21.26
               ---------------------------------------------------
               5.501 - 5.625                                16.55
               ---------------------------------------------------
               5.626 - 5.750                                17.92
               ---------------------------------------------------
               5.751 - 5.875                                 7.09
               ---------------------------------------------------
               5.876 - 6.000                                 2.31
               ---------------------------------------------------
               6.001 - 6.125                                  0.7
               ---------------------------------------------------
               6.251 - 6.375                                 0.65
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 5.498
Lowest: 4.500
Highest: 6.375

--------------------------------------------------------------------------------

6. Credit Score*

               ---------------------------------------------------
               Credit Score*                              Percent
               ---------------------------------------------------
               801 - 850                                     4.48%
               ---------------------------------------------------
               751 - 800                                     37.7
               ---------------------------------------------------
               701 - 750                                    37.93
               ---------------------------------------------------
               651 - 700                                    16.27
               ---------------------------------------------------
               601 - 650                                     3.62
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 736
Lowest: 621
Highest: 807

--------------------------------------------------------------------------------

7. PMI Providers

               ---------------------------------------------------
               PMI Providers                              Percent
               ---------------------------------------------------
               NONE                                         99.09%
               ---------------------------------------------------
               UNITED GUARANTY                               0.91
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

8. Product Type

               ---------------------------------------------------
               Product Type                               Percent
               ---------------------------------------------------
               7/23 12 MO LIBOR                             99.21%
               ---------------------------------------------------
               7/8 12 MO LIBOR                               0.79
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

9. Index

               ---------------------------------------------------
               Index                                      Percent
               ---------------------------------------------------
               ARM                                         100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

               ---------------------------------------------------
               Loan Purpose                               Percent
               ---------------------------------------------------
               R/T Refi                                     64.48%
               ---------------------------------------------------
               Purchase                                      23.9
               ---------------------------------------------------
               C/O Refi                                     11.62
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

 11. Loan Type

               ---------------------------------------------------
               Loan Type                                  Percent
               ---------------------------------------------------
               CONVENTIONAL                                100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

12. Property Type

               ---------------------------------------------------
               Property Type                              Percent
               ---------------------------------------------------
               SFR                                          71.66%
               ---------------------------------------------------
               PUD Detach                                   21.93
               ---------------------------------------------------
               Condo                                         3.71
               ---------------------------------------------------
               PUD Attach                                    1.81
               ---------------------------------------------------
               2-Family                                      0.89
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

               ---------------------------------------------------
               Occupancy Status                           Percent
               ---------------------------------------------------
               Primary                                      93.99%
               ---------------------------------------------------
               Secondary                                     6.01
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

14. Documentation

               ---------------------------------------------------
               Documentation                              Percent
               ---------------------------------------------------
               Reduced                                      35.43%
               ---------------------------------------------------
               Rapid                                        35.01
               ---------------------------------------------------
               Standard                                     24.21
               ---------------------------------------------------
               All Ready Home                                5.35
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

15. State

               ---------------------------------------------------
               State                                      Percent
               ---------------------------------------------------
               California                                   62.22%
               ---------------------------------------------------
               Maryland                                       6.6
               ---------------------------------------------------
               Virginia                                      5.46
               ---------------------------------------------------
               Florida                                        4.6
               ---------------------------------------------------
               District of Columbia                          3.59
               ---------------------------------------------------
               Other                                        17.53
               ---------------------------------------------------
               Total:                                      100.00%
               --------------------------------------------------

--------------------------------------------------------------------------------

16. Metropolitan Statistical Area

               ---------------------------------------------------
               Metropolitan Statistical Area              Percent
               ---------------------------------------------------
               Los Angeles, CA                              30.89%
               ---------------------------------------------------
               San Francisco, CA                            23.68
               ---------------------------------------------------
               Washington, DC                               14.97
               ---------------------------------------------------
               No MSA                                        3.92
               ---------------------------------------------------
               Reno, NV                                      2.53
               ---------------------------------------------------
               Sacramento, CA                                 2.5
               ---------------------------------------------------
               Atlanta, GA                                   2.46
               ---------------------------------------------------
               San Diego, CA                                 2.04
               ---------------------------------------------------
               Panama City, FL                               1.89
               ---------------------------------------------------
               Salinas, CA                                   1.88
               ---------------------------------------------------
               Chicago, IL                                   1.84
               ---------------------------------------------------
               Milwaukee, WI                                 1.42
               ---------------------------------------------------
               Minneapolis, MN                               1.28
               ---------------------------------------------------
               Santa Barbara, CA                             1.24
               ---------------------------------------------------
               Sarasota, FL                                  1.04
               ---------------------------------------------------
               Other                                         6.44
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

               ---------------------------------------------------
               Zip Code                                   Percent
               ---------------------------------------------------
               92660                                         3.11%
               ---------------------------------------------------
               20817                                         2.31
               ---------------------------------------------------
               90266                                         2.14
               ---------------------------------------------------
               20015                                         1.97
               ---------------------------------------------------
               32413                                         1.89
               ---------------------------------------------------
               Other                                        88.57
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

18. OLTV

               ---------------------------------------------------
               OLTV                                       Percent
               ---------------------------------------------------
               *** 20.00                                     0.91%
               ---------------------------------------------------
               20.01 - 25.00                                 2.34
               ---------------------------------------------------
               25.01 - 30.00                                 1.45
               ---------------------------------------------------
               30.01 - 35.00                                  1.8
               ---------------------------------------------------
               35.01 - 40.00                                 4.49
               ---------------------------------------------------
               40.01 - 45.00                                 9.95
               ---------------------------------------------------
               45.01 - 50.00                                 6.96
               ---------------------------------------------------
               50.01 - 55.00                                 5.79
               ---------------------------------------------------
               55.01 - 60.00                                 9.09
               ---------------------------------------------------
               60.01 - 65.00                                 8.78
               ---------------------------------------------------
               65.01 - 70.00                                 9.76
               ---------------------------------------------------
               70.01 - 75.00                                14.38
               ---------------------------------------------------
               75.01 - 80.00                                23.38
               ---------------------------------------------------
               85.01 - 90.00                                 0.91
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 61.32%
Lowest: 17.88%
Highest: 90.00%

--------------------------------------------------------------------------------

19. Cut-Off LTV

               ---------------------------------------------------
               Cut-Off LTV                                Percent
               ---------------------------------------------------
               *** 20.00                                     0.91%
               ---------------------------------------------------
               20.01 - 25.00                                 2.34
               ---------------------------------------------------
               25.01 - 30.00                                 1.45
               ---------------------------------------------------
               30.01 - 35.00                                  1.8
               ---------------------------------------------------
               35.01 - 40.00                                 4.49
               ---------------------------------------------------
               40.01 - 45.00                                   11
               ---------------------------------------------------
               45.01 - 50.00                                 6.96
               ---------------------------------------------------
               50.01 - 55.00                                 5.79
               ---------------------------------------------------
               55.01 - 60.00                                 8.05
               ---------------------------------------------------
               60.01 - 65.00                                 8.78
               ---------------------------------------------------
               65.01 - 70.00                                 9.76
               ---------------------------------------------------
               70.01 - 75.00                                14.38
               ---------------------------------------------------
               75.01 - 80.00                                23.38
               ---------------------------------------------------
               85.01 - 90.00                                 0.91
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 61.11%
Lowest: 17.83%
Highest: 89.91%

--------------------------------------------------------------------------------

20. Delinquency*

               ---------------------------------------------------
               Delinquency*                               Percent
               ---------------------------------------------------
               0-29 days                                   100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

* MBA method

--------------------------------------------------------------------------------

*** Less than or equal to

21. Times 30 Days

               ---------------------------------------------------
               Times 30 Days                              Percent
               ---------------------------------------------------
               0                                            97.22%
               ---------------------------------------------------
               1                                             2.78
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

22. Convertible Flag

               ---------------------------------------------------
               Convertible Flag                           Percent
               ---------------------------------------------------
               N                                           100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

23. Prepay Flag

               ---------------------------------------------------
               Prepay Flag                                Percent
               ---------------------------------------------------
               N                                           100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

24. Prepay Penalty Term

               ---------------------------------------------------
               Prepay Penalty Term                        Percent
               ---------------------------------------------------
               0                                           100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 0.0
Lowest: 0
Highest: 0

--------------------------------------------------------------------------------

25. Remaining Prepayment Term

               ---------------------------------------------------
               Remaining Prepayment Term                  Percent
               ---------------------------------------------------
               0                                           100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

26. Buydown Agreement

               ---------------------------------------------------
               Buydown Agreement                          Percent
               ---------------------------------------------------
               N                                           100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

--------------------------------------------------------------------------------

27. Original Term

               ---------------------------------------------------
               Original Term                              Percent
               ---------------------------------------------------
               180                                           0.79%
               ---------------------------------------------------
               360                                          99.21
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 358.6 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Scheduled Remaining Term

               ---------------------------------------------------
               Scheduled Remaining Term                   Percent
               ---------------------------------------------------
               175 - 180                                     0.79%
               ---------------------------------------------------
               355 - 360                                    99.21
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 357.8 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cut-Off Loan Age

               ---------------------------------------------------
               Cut-Off Loan Age                           Percent
               ---------------------------------------------------
               0                                            37.43%
               ---------------------------------------------------
               06-Jan                                       62.57
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

30. Gross Margin

               ---------------------------------------------------
               Gross Margin                               Percent
               ---------------------------------------------------
               2.25                                        100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

               ---------------------------------------------------
               Initial Cap (ARMs)                         Percent
               ---------------------------------------------------
               5                                           100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

               ---------------------------------------------------
               Periodic Cap (ARMs)                        Percent
               ---------------------------------------------------
               2                                           100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

               ---------------------------------------------------
               Maximum Rate (ARMs)                        Percent
               ---------------------------------------------------
               9.001 - 10.000                               10.63%
               ---------------------------------------------------
               10.001 - 11.000                              88.02
               ---------------------------------------------------
               11.001 - 12.000                               1.35
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 10.498%
Lowest: 9.500%
Highest: 11.375%

--------------------------------------------------------------------------------

34. Cutoff Rollterm

               ---------------------------------------------------
               Cutoff Rollterm                            Percent
               ---------------------------------------------------
               79 - 84                                     100.00%
               ---------------------------------------------------
               Total:                                      100.00%
               ---------------------------------------------------

W.A.: 83.3 months
Lowest: 81 months
Highest: 84 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-D Total
3-1,5-1,Net5,7-1 Arms
Collateral Summary Report

Apr 11, 2003 11:54

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $865,617,992.60
Loan Count: 1,672
Cut-off Date: 2003-04-01
Avg. Loan Balance: $517,714.11
Avg. Orig. Balance: $518,310.52
W.A. FICO*: 740
W.A. Orig. LTV: 64.50%
W.A. Cut-Off LTV: 64.43%
W.A. Gross Coupon: 4.961%
W.A. Net Coupon: 4.003%
W.A. Servicing Fee: 0.954%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.57%
% over 100 COLTV: 0.00%
% with PMI: 0.57%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 20.05%
W.A. MI Adjusted LTV: 64.33%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.09%

* FICO not available for 1 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

               ------------------------------------------------------
               Original Balance                              Percent
               ------------------------------------------------------
               250,001 - 350,000                                4.46%
               ------------------------------------------------------
               350,001 - 450,000                               28.99
               ------------------------------------------------------
               450,001 - 550,000                               23.54
               ------------------------------------------------------
               550,001 - 650,000                               15.59
               ------------------------------------------------------
               650,001 - 750,000                               12.53
               ------------------------------------------------------
               750,001 - 850,000                                4.44
               ------------------------------------------------------
               850,001 - 950,000                                3.54
               ------------------------------------------------------
               950,001 - 1,050,000                              6.76
               ------------------------------------------------------
               1,150,001 - 1,250,000                            0.14
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

Average: $518,310.52
Lowest: $322,701.00
Highest: $1,220,000.00

--------------------------------------------------------------------------------

     3. Cut-Off Balance

               ------------------------------------------------------
               Cut-Off Balance                               Percent
               ------------------------------------------------------
               300,001 - 400,000                               19.46%
               ------------------------------------------------------
               400,001 - 500,000                               28.71
               ------------------------------------------------------
               500,001 - 600,000                               17.26
               ------------------------------------------------------
               600,001 - 700,000                               11.54
               ------------------------------------------------------
               700,001 - 800,000                               10.85
               ------------------------------------------------------
               800,001 - 900,000                                3.87
               ------------------------------------------------------
               900,001 - 1,000,000                              7.92
               ------------------------------------------------------
               1,000,001 - 1,100,000                            0.24
               ------------------------------------------------------
               1,200,001 - 1,300,000                            0.14
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

Average: 517,714.11
Lowest: 322,701.00
Highest: 1,218,534.10

--------------------------------------------------------------------------------

4. Lien Position

               ------------------------------------------------------
               Lien Position                                 Percent
               ------------------------------------------------------
               1                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

5. Coupon

               ------------------------------------------------------
               Coupon                                        Percent
               ------------------------------------------------------
               3.626 - 3.750                                    0.20%
               ------------------------------------------------------
               3.751 - 3.875                                    0.12
               ------------------------------------------------------
               3.876 - 4.000                                    0.14
               ------------------------------------------------------
               4.001 - 4.125                                    0.89
               ------------------------------------------------------
               4.126 - 4.250                                    3.39
               ------------------------------------------------------
               4.251 - 4.375                                    3.32
               ------------------------------------------------------
               4.376 - 4.500                                    6.89
               ------------------------------------------------------
               4.501 - 4.625                                    8.02
               ------------------------------------------------------
               4.626 - 4.750                                    9.93
               ------------------------------------------------------
               4.751 - 4.875                                    13.7
               ------------------------------------------------------
               4.876 - 5.000                                   14.47
               ------------------------------------------------------
               5.001 - 5.125                                   12.59
               ------------------------------------------------------
               5.126 - 5.250                                    9.46
               ------------------------------------------------------
               5.251 - 5.375                                    7.53
               ------------------------------------------------------
               5.376 - 5.500                                    4.22
               ------------------------------------------------------
               5.501 - 5.625                                    2.45
               ------------------------------------------------------
               5.626 - 5.750                                    1.65
               ------------------------------------------------------
               5.751 - 5.875                                    0.65
               ------------------------------------------------------
               5.876 - 6.000                                    0.31
               ------------------------------------------------------
               6.001 - 6.125                                    0.04
               ------------------------------------------------------
               6.251 - 6.375                                    0.04
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 4.961
Lowest: 3.750
Highest: 6.375

--------------------------------------------------------------------------------

6. Credit Score*

               ------------------------------------------------------
               Credit Score*                                 Percent
               ------------------------------------------------------
               801 - 850                                        2.55%
               ------------------------------------------------------
               751 - 800                                       43.74
               ------------------------------------------------------
               701 - 750                                       37.52
               ------------------------------------------------------
               651 - 700                                       13.77
               ------------------------------------------------------
               601 - 650                                        2.37
               ------------------------------------------------------
               0                                                0.04
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 740
Lowest: 620
Highest: 821

--------------------------------------------------------------------------------

7. PMI Providers

               ------------------------------------------------------
               PMI Providers                                 Percent
               -----------------------------------------------------
               NONE                                            99.43%
               ------------------------------------------------------
               UNITED GUARANTY                                  0.25
               ------------------------------------------------------
               GEMIC                                            0.21
               ------------------------------------------------------
               REMIC                                            0.11
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

8. Product Type

               ------------------------------------------------------
               Product Type                                  Percent
               ------------------------------------------------------
               5/25 12 MO LIBOR                                57.30%
               ------------------------------------------------------
               5YR IO 12 MO LIBOR                              19.27
               ------------------------------------------------------
               3/27 12 MO LIBOR                                16.55
               ------------------------------------------------------
               7/23 12 MO LIBOR                                 6.04
               ------------------------------------------------------
               5/10 12 MO LIBOR                                 0.32
               ------------------------------------------------------
               3/12 12 MO LIBOR                                 0.17
               ------------------------------------------------------
               5/15 12 MO LIBOR                                 0.11
               ------------------------------------------------------
               5/5 12 MO LIBOR                                  0.09
               ------------------------------------------------------
               5/20 12 MO LIBOR                                 0.09
               ------------------------------------------------------
               7/8 12 MO LIBOR                                  0.05
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

9. Index

               ------------------------------------------------------
               Index                                         Percent
               ------------------------------------------------------
               ARM                                            100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

               ------------------------------------------------------
               Loan Purpose                                  Percent
               ------------------------------------------------------
               R/T Refi                                        67.44%
               ------------------------------------------------------
               Purchase                                        19.34
               ------------------------------------------------------
               C/O Refi                                        13.22
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

 11. Loan Type

               ------------------------------------------------------
               Loan Type                                     Percent
               ------------------------------------------------------
               CONVENTIONAL                                   100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

12. Property Type

               ------------------------------------------------------
               Property Type                                 Percent
               ------------------------------------------------------
               SFR                                             67.60%
               ------------------------------------------------------
               PUD Detach                                      22.61
               ------------------------------------------------------
               Condo                                            6.62
               ------------------------------------------------------
               PUD Attach                                       2.22
               ------------------------------------------------------
               2-Family                                         0.49
               ------------------------------------------------------
               Townhouse                                        0.21
               ------------------------------------------------------
               3-Family                                         0.15
               ------------------------------------------------------
               Co-Op                                            0.05
               ------------------------------------------------------
               4-Family                                         0.05
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

               ------------------------------------------------------
               Occupancy Status                              Percent
               ------------------------------------------------------
               Primary                                         95.93%
               ------------------------------------------------------
               Secondary                                        3.49
               ------------------------------------------------------
               Investor                                         0.58
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

14. Documentation

               ------------------------------------------------------
               Documentation                                 Percent
               ------------------------------------------------------
               Rapid                                           61.95%
               ------------------------------------------------------
               Standard                                        20.41
               ------------------------------------------------------
               Reduced                                          14.8
               ------------------------------------------------------
               All Ready Home                                   2.75
               ------------------------------------------------------
               Stated                                           0.09
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

15. State

               ------------------------------------------------------
               State                                         Percent
               ------------------------------------------------------
               California                                      73.38%
               ------------------------------------------------------
               Illinois                                         5.95
               ------------------------------------------------------
               Florida                                           2.7
               ------------------------------------------------------
               Virginia                                         2.12
               ------------------------------------------------------
               Maryland                                          1.9
               ------------------------------------------------------
               Other                                           13.95
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

16. Metropolitan Statistical Area

               ------------------------------------------------------
               Metropolitan Statistical Area                 Percent
               ------------------------------------------------------
               San Francisco, CA                               44.17%
               ------------------------------------------------------
               Los Angeles, CA                                 20.66
               ------------------------------------------------------
               Chicago, IL                                      5.95
               ------------------------------------------------------
               San Diego, CA                                     5.8
               ------------------------------------------------------
               Washington, DC                                    4.3
               ------------------------------------------------------
               No MSA                                           2.06
               ------------------------------------------------------
               Seattle, WA                                      1.11
               ------------------------------------------------------
               Sacramento, CA                                   1.09
               ------------------------------------------------------
               Atlanta, GA                                      0.97
               ------------------------------------------------------
               Phoenix, AZ                                      0.96
               ------------------------------------------------------
               Boston, MA                                       0.96
               ------------------------------------------------------
               Miami, FL                                        0.84
               ------------------------------------------------------
               Naples, FL                                       0.73
               ------------------------------------------------------
               Charlotte, NC                                    0.69
               ------------------------------------------------------
               Houston, TX                                      0.61
               ------------------------------------------------------
               Other                                            9.12
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

               ------------------------------------------------------
               Zip Code                                      Percent
               ------------------------------------------------------
               95014                                            2.09%
               ------------------------------------------------------
               95070                                             1.6
               ------------------------------------------------------
               95129                                            1.45
               ------------------------------------------------------
               94539                                            1.38
               ------------------------------------------------------
               95120                                            1.37
               ------------------------------------------------------
               Other                                            92.1
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

18. OLTV

               ------------------------------------------------------
               OLTV                                          Percent
               ------------------------------------------------------
               ***  20.00                                       0.87%
               ------------------------------------------------------
               20.01 - 25.00                                    0.66
               ------------------------------------------------------
               25.01 - 30.00                                    1.61
               ------------------------------------------------------
               30.01 - 35.00                                    2.38
               ------------------------------------------------------
               35.01 - 40.00                                    2.37
               ------------------------------------------------------
               40.01 - 45.00                                     3.8
               ------------------------------------------------------
               45.01 - 50.00                                    6.43
               ------------------------------------------------------
               50.01 - 55.00                                    6.48
               ------------------------------------------------------
               55.01 - 60.00                                    8.64
               ------------------------------------------------------
               60.01 - 65.00                                    9.06
               ------------------------------------------------------
               65.01 - 70.00                                   15.31
               ------------------------------------------------------
               70.01 - 75.00                                   12.34
               ------------------------------------------------------
               75.01 - 80.00                                   29.49
               ------------------------------------------------------
               80.01 - 85.00                                    0.22
               ------------------------------------------------------
               85.01 - 90.00                                    0.35
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 64.50%
Lowest: 13.08%
Highest: 90.00%

--------------------------------------------------------------------------------

19. Cut-Off LTV

               ------------------------------------------------------
               Cut-Off LTV                                   Percent
               ------------------------------------------------------
               *** 20.00                                        0.87%
               ------------------------------------------------------
               20.01 - 25.00                                    0.66
               ------------------------------------------------------
               25.01 - 30.00                                    1.61
               ------------------------------------------------------
               30.01 - 35.00                                    2.38
               ------------------------------------------------------
               35.01 - 40.00                                    2.37
               ------------------------------------------------------
               40.01 - 45.00                                    3.86
               ------------------------------------------------------
               45.01 - 50.00                                    6.57
               ------------------------------------------------------
               50.01 - 55.00                                    6.34
               ------------------------------------------------------
               55.01 - 60.00                                    8.62
               ------------------------------------------------------
               60.01 - 65.00                                    9.15
               ------------------------------------------------------
               65.01 - 70.00                                   15.17
               ------------------------------------------------------
               70.01 - 75.00                                   12.45
               ------------------------------------------------------
               75.01 - 80.00                                   29.39
               ------------------------------------------------------
               80.01 - 85.00                                    0.22
               ------------------------------------------------------
               85.01 - 90.00                                    0.35
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 64.43%
Lowest: 13.06%
Highest: 90.00%

--------------------------------------------------------------------------------

20. Delinquency*

               ------------------------------------------------------
               Delinquency*                                  Percent
               ------------------------------------------------------
               0-29 days                                      100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

* MBA method

--------------------------------------------------------------------------------

21. Times 30 Days

               ------------------------------------------------------
               Times 30 Days                                 Percent
               ------------------------------------------------------
               0                                               99.76%
               ------------------------------------------------------
               1                                                0.24
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

22. Convertible Flag

               ------------------------------------------------------
               Convertible Flag                              Percent
               ------------------------------------------------------
               N                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

23. Prepay Flag

               ------------------------------------------------------
               Prepay Flag                                   Percent
               ------------------------------------------------------
               N                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

*** Less than or equal to

24. Prepay Penalty Term

               ------------------------------------------------------
               Prepay Penalty Term                           Percent
               ------------------------------------------------------
               0                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 0.0
Lowest: 0
Highest: 0

--------------------------------------------------------------------------------

25. Remaining Prepayment Term

               ------------------------------------------------------
               Remaining Prepayment Term                     Percent
               ------------------------------------------------------
               0                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

26. Buydown Agreement

               ------------------------------------------------------
               Buydown Agreement                             Percent
               ------------------------------------------------------
               N                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

--------------------------------------------------------------------------------

27. Original Term

               ------------------------------------------------------
               Original Term                                 Percent
               ------------------------------------------------------
               120                                              0.09%
               ------------------------------------------------------
               180                                              0.54
               ------------------------------------------------------
               240                                              0.11
               ------------------------------------------------------
               300                                              0.09
               ------------------------------------------------------
               360                                             99.16
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 358.6 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Scheduled Remaining Term

               ------------------------------------------------------
               Scheduled Remaining Term                      Percent
               ------------------------------------------------------
               115 - 120                                        0.09%
               ------------------------------------------------------
               175 - 180                                        0.54
               ------------------------------------------------------
               235 - 240                                        0.11
               ------------------------------------------------------
               295 - 300                                        0.09
               ------------------------------------------------------
               355 - 360                                       99.16
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 357.9 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cut-Off Loan Age

               ------------------------------------------------------
               Cut-Off Loan Age                              Percent
               ------------------------------------------------------
               0                                               36.26%
               ------------------------------------------------------
               06-Jan                                          63.74
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

30. Gross Margin

               ------------------------------------------------------
               Gross Margin                                  Percent
               ------------------------------------------------------
               2.25                                           100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

               ------------------------------------------------------
               Initial Cap (ARMs)                            Percent
               ------------------------------------------------------
               2                                               16.72%
               ------------------------------------------------------
               5                                               83.28
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 4.498%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

               ------------------------------------------------------
               Periodic Cap (ARMs)                           Percent
               ------------------------------------------------------
               2                                              100.00%
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

               ------------------------------------------------------
               Maximum Rate (ARMs)                           Percent
               ------------------------------------------------------
               8.001 - 9.000                                    0.31%
               ------------------------------------------------------
               9.001 - 10.000                                  44.65
               ------------------------------------------------------
               10.001 - 11.000                                 54.47
               ------------------------------------------------------
               11.001 - 12.000                                  0.57
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 10.128%
Lowest: 8.750%
Highest: 11.375%

--------------------------------------------------------------------------------

34. Cutoff Rollterm

               ------------------------------------------------------
               Cutoff Rollterm                               Percent
               ------------------------------------------------------
               31 - 36                                         16.72%
               ------------------------------------------------------
               55 - 60                                         77.18
               ------------------------------------------------------
               79 - 84                                          6.09
               ------------------------------------------------------
               Total:                                         100.00%
               ------------------------------------------------------

W.A.: 56.8 months
Lowest: 33 months
Highest: 84 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-D Group 1
3-1 Arms

284 records
Balance: 144,759,459
Apr 8, 2003 12:31

--------------------------------------------------------------------------------

1. Original Balance

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate      Percent      Average                              W.A.       W.A.
                                    of       Current       of Loans     Original   W.A.   W.A.     W.A.    Original  Remaining  W.A.
                                 Mortgage   Principal    by Principal  Principal  Gross   FICO   Original  Term to    Term to   Loan
     Original Balance             Loans      Balance       Balance      Balance   Coupon  Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     250,001 - 350,000               24    $  8,135,822       5.62%    $339,328     4.46%  741     65.59%     360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     350,001 - 450,000              107      42,128,029       29.1      394,432    4.483   736     67.82      358        358      1
     -------------------------------------------------------------------------------------------------------------------------------
     450,001 - 550,000               62      30,642,274      21.17      494,794    4.517   733     67.09      357        356      1
     -------------------------------------------------------------------------------------------------------------------------------
     550,001 - 650,000               49      29,888,932      20.65      610,784    4.494   738     64.05      356        356      1
     -------------------------------------------------------------------------------------------------------------------------------
     650,001 - 750,000               24      17,154,224      11.85      715,232    4.488   741     66.19      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     750,001 - 850,000                4       3,220,616       2.22      805,625     4.82   734     60.03      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     850,001 - 950,000                4       3,666,382       2.53      917,500    4.534   744      51.2      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     950,001 - 1,050,000             10       9,923,179       6.85      993,100    4.587   747     52.43      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                         284    $144,759,459     100.00%    $510,362     4.51%  738     64.92%     358        357      1
     -------------------------------------------------------------------------------------------------------------------------------

Average: $510,361.86
Lowest: $324,800.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate     Percent      Average                               W.A.       W.A.
                                    of       Current      of Loans     Original   W.A.    W.A.     W.A.    Original  Remaining  W.A.
                                 Mortgage   Principal   by Principal  Principal  Gross    FICO   Original   Term to   Term to   Loan
     Gross Coupon                 Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     3.876 - 4.000                   3    $  1,193,503       0.82%   $  398,000    4.00%   775     69.58%     360        360      0
     -------------------------------------------------------------------------------------------------------------------------------
     4.001 - 4.125                  12       5,928,285        4.1       494,589   4.125    732     67.62      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     4.126 - 4.250                  39      19,853,306      13.71       510,136    4.25    749     61.32      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     4.251 - 4.375                  52      27,018,816      18.66       520,323   4.375    747     65.28      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     4.376 - 4.500                  70      34,190,847      23.62       488,939     4.5    736     67.64      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     4.501 - 4.625                  72      36,271,238      25.06       504,295   4.625    731     65.33      355        355      1
     -------------------------------------------------------------------------------------------------------------------------------
     4.626 - 4.750                  19      11,037,681       7.62       581,696    4.75    737      60.9      350        350      1
     -------------------------------------------------------------------------------------------------------------------------------
     4.751 - 4.875                  10       4,615,390       3.19       461,899   4.875    715     58.35      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     4.876 - 5.000                   1         429,084        0.3       429,600       5    667     87.67      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     5.001 - 5.125                   3       1,793,386       1.24       598,626   5.125    718     63.62      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     5.126 - 5.250                   2       1,429,042       0.99       715,000    5.25    723     63.05      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     5.251 - 5.375                   1         998,879       0.69     1,000,000   5.375    741     66.67      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                        284    $144,759,459     100.00%   $  510,362    4.51%   738     64.92%     358        357      1
     -------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.508%
Lowest: 4.000%
Highest: 5.375%

--------------------------------------------------------------------------------

3. Credit Score

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate     Percent      Average                               W.A.       W.A.
                                    of       Current      of Loans     Original   W.A.    W.A.     W.A.    Original  Remaining  W.A.
                                 Mortgage   Principal   by Principal  Principal  Gross    FICO   Original   Term to   Term to   Loan
     Credit Score                 Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     800 - 824                       5    $  2,154,370       1.49%    $431,231     4.55%   806     67.42%     360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     775 - 799                      47      22,260,985      15.38      474,408    4.444    785     61.94      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     750 - 774                      74      39,991,982      27.63      541,037    4.491    761     62.41      355        354      1
     -------------------------------------------------------------------------------------------------------------------------------
     725 - 749                      56      30,413,094      21.01      543,765    4.495    735     67.56      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     700 - 724                      57      28,970,572      20.01      508,927    4.524    714     66.27      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     675 - 699                      25      12,194,087       8.42      488,314    4.599    689     67.79      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     650 - 674                      12       5,316,206       3.67      443,596    4.611    662     66.69      347        346      1
     -------------------------------------------------------------------------------------------------------------------------------
     625 - 649                       7       3,076,156       2.13      439,936    4.596    633     62.81      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     600 - 624                       1         382,008       0.26      382,500    4.625    624        75      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                        284    $144,759,459     100.00%    $510,362     4.51%   738     64.92%     358        357      1
     -------------------------------------------------------------------------------------------------------------------------------

W.A.: 738
Lowest: 624
Highest: 819

4. Index

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate     Percent      Average                               W.A.       W.A.
                                    of       Current      of Loans     Original   W.A.    W.A.     W.A.    Original  Remaining  W.A.
                                 Mortgage   Principal   by Principal  Principal  Gross    FICO   Original   Term to   Term to   Loan
     Index                        Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     ARM                           284    $144,759,459    100.00%     $510,362    4.51%    738    64.92%      358       357       1
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                        284    $144,759,459    100.00%     $510,362    4.51%    738    64.92%      358       357       1
     -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate     Percent      Average                               W.A.       W.A.
                                    of       Current      of Loans     Original   W.A.    W.A.     W.A.    Original  Remaining  W.A.
                                 Mortgage   Principal   by Principal  Principal  Gross    FICO   Original   Term to   Term to   Loan
     Loan Purpose                 Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     R/T Refi                      213    $108,896,191     75.23%      $511,944   4.51%    737    63.97%      358       358       1
     -------------------------------------------------------------------------------------------------------------------------------
     C/O Refi                       35      18,491,337     12.77        528,810  4.514     735     60.2       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Purchase                       36      17,371,931        12        483,062   4.47     746    75.87       355       354       1
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                        284    $144,759,459    100.00%      $510,362   4.51%    738    64.92%      358       357       1
     -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate     Percent      Average                               W.A.       W.A.
                                    of       Current      of Loans     Original   W.A.    W.A.     W.A.    Original  Remaining  W.A.
                                 Mortgage   Principal   by Principal  Principal  Gross    FICO   Original   Term to   Term to   Loan
     Property Type                Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     SFR                          193     $101,818,069      70.34%     $528,244   4.50%    736    63.45%      359       358       1
     -------------------------------------------------------------------------------------------------------------------------------
     PUD Detach                    56       27,458,593      18.97       490,803  4.547     737    68.77       357       357       1
     -------------------------------------------------------------------------------------------------------------------------------
     Condo                         17        6,965,761       4.81       410,194  4.434     768    67.27       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     PUD Attach                    10        3,967,690       2.74       397,893  4.493     747    68.09       333       332       1
     -------------------------------------------------------------------------------------------------------------------------------
     2-Family                       3        1,793,367       1.24       598,567  4.574     698     66.2       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     3-Family                       2        1,298,364        0.9       650,000   4.75     710    62.97       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Townhouse                      2        1,026,197       0.71       513,375    4.5     757    73.37       360       360       0
     -------------------------------------------------------------------------------------------------------------------------------
     4-Family                       1          431,418        0.3       432,000  4.375     750       80       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                       284     $144,759,459     100.00%     $510,362   4.51%    738    64.92%      358       357       1
     -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate     Percent      Average                               W.A.       W.A.
                                    of       Current      of Loans     Original   W.A.    W.A.     W.A.    Original  Remaining  W.A.
                                 Mortgage   Principal   by Principal  Principal  Gross    FICO   Original   Term to   Term to   Loan
     Occupancy Status             Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     Primary                      265     $135,416,160      93.55%     $511,667   4.50%    737    65.05%      358       357       1
     -------------------------------------------------------------------------------------------------------------------------------
     Secondary                     13        6,900,170       4.77       531,166   4.59     761    66.55       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Investor                       6        2,443,129       1.69       407,625  4.663     728    53.24       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                       284     $144,759,459     100.00%     $510,362   4.51%    738    64.92%      358       357       1
     -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate     Percent      Average                               W.A.       W.A.
                                    of       Current      of Loans     Original   W.A.    W.A.     W.A.    Original  Remaining  W.A.
                                 Mortgage   Principal   by Principal  Principal  Gross    FICO   Original   Term to   Term to   Loan
     Geographic Distribution      Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     California                   197     $103,142,044      71.25%     $524,286   4.49%    740    64.22%      359       358       1
     -------------------------------------------------------------------------------------------------------------------------------
     Illinois                      25       12,742,694        8.8       510,264  4.442     740    64.09       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     North Carolina                 9        3,950,319       2.73       439,302  4.529     738    71.41       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Texas                          6        3,357,080       2.32       560,280   4.82     708    66.19       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Florida                        7        2,859,829       1.98       408,971  4.593     749    76.81       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Washington                     5        2,292,998       1.58       458,854  4.642     729    72.77       360       360       0
     -------------------------------------------------------------------------------------------------------------------------------
     Colorado                       4        2,222,301       1.54       555,850  4.609     733    62.35       360       360       0
     -------------------------------------------------------------------------------------------------------------------------------
     Maryland                       4        1,968,542       1.36       492,325  4.658     711    65.58       360       360       0
     -------------------------------------------------------------------------------------------------------------------------------
     Virginia                       4        1,656,634       1.14       414,534  4.728     740     60.8       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Nevada                         3        1,622,304       1.12       541,468  4.599     766    57.83       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Arizona                        3        1,604,414       1.11       535,067  4.534     721    79.91       360       360       0
     -------------------------------------------------------------------------------------------------------------------------------
     Georgia                        3        1,453,091          1       485,500  4.625     779    73.89       295       294       1
     -------------------------------------------------------------------------------------------------------------------------------
     Massachusetts                  3        1,124,936       0.78       375,500  4.208     693    71.49       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     South Carolina                 3        1,113,508       0.77       371,817  4.588     720    69.78       297       297       1
     -------------------------------------------------------------------------------------------------------------------------------
     Missouri                       2          947,141       0.65       474,250  4.443     730    59.93       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Connecticut                    1          749,000       0.52       749,000   4.75     765    46.09       360       360       0
     -------------------------------------------------------------------------------------------------------------------------------
     Tennessee                      1          565,500       0.39       565,500   4.75     680    66.53       360       360       0
     -------------------------------------------------------------------------------------------------------------------------------
     District of Columbia           1          381,052       0.26       381,052    4.5     668    61.96       360       360       0
     -------------------------------------------------------------------------------------------------------------------------------
     New Jersey                     1          348,500       0.24       348,500    4.5     715     79.2       360       360       0
     -------------------------------------------------------------------------------------------------------------------------------
     Kansas                         1          332,072       0.23       332,500  4.625     684    58.33       360       359       1
     -------------------------------------------------------------------------------------------------------------------------------
     Other                          1          325,500       0.22       325,500  4.875     714    32.55       360       360       0
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                       284     $144,759,459     100.00%     $510,362   4.51%    738    64.92%      358       357       1
     -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. Metropolitan Statistical Area

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate     Percent      Average                               W.A.       W.A.
                                    of       Current      of Loans     Original   W.A.    W.A.     W.A.    Original  Remaining  W.A.
     Metropolitan Statistical    Mortgage   Principal   by Principal  Principal  Gross    FICO   Original   Term to   Term to   Loan
     Area                         Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     San Francisco, CA             148    $ 77,520,469      53.55%    $524,494     4.45%   741     64.84%     360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Los Angeles, CA                31      15,625,235      10.79      504,969    4.554    736     59.31      353        352      1
     -------------------------------------------------------------------------------------------------------------------------------
     Chicago, IL                    25      12,742,694        8.8      510,264    4.442    740     64.09      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     San Diego, CA                  11       6,822,189       4.71      620,727    4.705    731     65.87      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     No MSA                         10       5,029,909       3.47      503,476    4.497    733     63.93      341        341      1
     -------------------------------------------------------------------------------------------------------------------------------
     Washington, DC                  7       3,056,491       2.11      436,784    4.738    718     63.69      360        360      0
     -------------------------------------------------------------------------------------------------------------------------------
     Seattle, WA                     5       2,292,998       1.58      458,854    4.642    729     72.77      360        360      0
     -------------------------------------------------------------------------------------------------------------------------------
     Raleigh, NC                     4       1,933,792       1.34      483,904    4.659    738     75.02      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Houston, TX                     3       1,768,713       1.22      590,433    4.711    725     59.88      360        360      0
     -------------------------------------------------------------------------------------------------------------------------------
     Phoenix, AZ                     3       1,604,414       1.11      535,067    4.534    721     79.91      360        360      0
     -------------------------------------------------------------------------------------------------------------------------------
     Sacramento, CA                  3       1,519,996       1.05      507,333    4.502    733     71.38      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Boston, MA                      3       1,124,936       0.78      375,500    4.208    693     71.49      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     St. Louis, MO                   2         947,141       0.65      474,250    4.443    730     59.93      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Atlanta, GA                     2         927,129       0.64      464,250    4.625    789     70.43      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Charlotte, NC                   2         835,010       0.58      418,050    4.553    722     64.11      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Other                          25      11,008,345        7.6      440,753    4.673    735     68.27      354        353      1
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                        284    $144,759,459     100.00%    $510,362     4.51%   738     64.92%     358        357      1
     -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. County Distribution

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate     Percent      Average                               W.A.       W.A.
                                    of       Current      of Loans     Original   W.A.    W.A.     W.A.    Original  Remaining  W.A.
                                 Mortgage   Principal   by Principal  Principal  Gross    FICO   Original   Term to   Term to   Loan
     County Distribution          Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     SANTA CLARA                    76    $ 39,627,086      27.37%    $522,099     4.40%   744     62.87%     360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     ALAMEDA                        31      15,460,127      10.68      499,129    4.469    736     70.87      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     COOK                           20      10,017,015       6.92      501,460    4.423    736     64.38      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     LOS ANGELES                    17       9,356,730       6.46      551,644    4.528    735     54.87      349        348      1
     -------------------------------------------------------------------------------------------------------------------------------
     SAN MATEO                      14       8,402,694        5.8      602,136    4.477    748     60.84      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     ORANGE                         17       7,647,011       5.28      450,336    4.608    733     66.32      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     SAN DIEGO                      10       6,362,795        4.4      636,800     4.72    733     66.72      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     CONTRA COSTA                   11       5,804,357       4.01      528,261    4.478    745     67.53      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     SAN FRANCISCO                   6       3,499,670       2.42      583,783    4.671    715     69.56      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     LAKE                            4       2,385,679       1.65      596,850    4.548    751     61.21      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Other                          78      36,196,295         25      464,468    4.599    732     67.08      355        355      1
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                        284    $144,759,459     100.00%    $510,362     4.51%   738     64.92%     358        357      1
     -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

11. Original LTV

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate     Percent      Average                               W.A.       W.A.
                                    of       Current      of Loans     Original   W.A.    W.A.     W.A.    Original  Remaining  W.A.
                                 Mortgage   Principal   by Principal  Principal  Gross    FICO   Original   Term to   Term to   Loan
     Original LTV                 Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     10.01 - 15.00                   1    $    359,537       0.25%    $360,000     4.63%   756     14.12%     360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     20.01 - 25.00                   1         641,174       0.44      642,000    4.625    711     24.69      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     25.01 - 30.00                   2       1,362,937       0.94      681,469    4.419    732     25.96      360        360      0
     -------------------------------------------------------------------------------------------------------------------------------
     30.01 - 35.00                   4       2,313,299        1.6      578,450    4.618    748     32.36      360        360      0
     -------------------------------------------------------------------------------------------------------------------------------
     35.01 - 40.00                   9       4,918,106        3.4      548,367    4.625    715     37.81      338        337      1
     -------------------------------------------------------------------------------------------------------------------------------
     40.01 - 45.00                   5       3,701,493       2.56      741,600    4.615    747     43.66      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     45.01 - 50.00                  14       8,792,312       6.07      628,558     4.46    760      47.6      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     50.01 - 55.00                  20       9,194,627       6.35      461,105    4.551    741     53.09      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     55.01 - 60.00                  30      15,816,574      10.93      527,705    4.491    750     57.77      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     60.01 - 65.00                  34      17,245,097      11.91      507,659    4.434    741     62.73      356        355      1
     -------------------------------------------------------------------------------------------------------------------------------
     65.01 - 70.00                  45      23,879,329       16.5      531,572    4.468    740     68.05      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     70.01 - 75.00                  27      13,404,446       9.26      496,900    4.529    725     73.32      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     75.01 - 80.00                  87      41,250,615       28.5      474,578    4.531    731     78.71      358        357      1
     -------------------------------------------------------------------------------------------------------------------------------
     80.01 - 85.00                   3       1,117,830       0.77      373,108    4.425    756     84.35      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     85.01 - 90.00                   2         762,084       0.53      381,300    4.727    692     88.69      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                        284    $144,759,459     100.00%    $510,362     4.51%   738     64.92%     358        357      1
     -------------------------------------------------------------------------------------------------------------------------------

W.A.: 64.92%
Lowest: 14.12%
Highest: 90.00%

--------------------------------------------------------------------------------

12. Original Term

     -------------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate     Percent      Average                               W.A.       W.A.
                                    of       Current      of Loans     Original   W.A.    W.A.     W.A.    Original  Remaining  W.A.
                                 Mortgage   Principal   by Principal  Principal  Gross    FICO   Original   Term to   Term to   Loan
     Original Term                Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
     -------------------------------------------------------------------------------------------------------------------------------
     180                             3    $  1,504,741       1.04%    $506,000     4.67%   740     59.87%     180        178      2
     -------------------------------------------------------------------------------------------------------------------------------
     360                           281     143,254,718      98.96      510,408    4.506    738     64.97      360        359      1
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                        284    $144,759,459     100.00%    $510,362     4.51%   738     64.92%     358        357      1
     -------------------------------------------------------------------------------------------------------------------------------

W.A.: 358.1 months
Lowest: 180 months
Highest: 360 months

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Banc of America Securities LLC


________________________________________________________________________________


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-D Group 2
5-1 & Net5 Arms

1,289 records
Balance: 668,122,326
Apr 8, 2003 14:17

--------------------------------------------------------------------------------

1. Original Balance

        ---------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate   Percent of   Average                                 W.A.       W.A.
                                  of        Current     Loans by    Original      W.A.    W.A.     W.A.   Original  Remaining   W.A.
                               Mortgage    Principal   Principal   Principal    Gross    FICO   Original   Term to    Term to   Loan
        Original Balance        Loans       Balance      Balance    Balance     Coupon   Score     LTV    Maturity   Maturity   Age
        ---------------------------------------------------------------------------------------------------------------------------
          250,001 -   350,000      86    $ 29,151,789      4.36%  $  339,196     5.09%    737     66.32%     357        357     1
        ---------------------------------------------------------------------------------------------------------------------------
          350,001 -   450,000     487     195,340,702     29.24      401,380     5.016    738     67.56      359        359     1
        ---------------------------------------------------------------------------------------------------------------------------
          450,001 -   550,000     326     161,214,209     24.13      495,118     5.001    744     65.98      357        356     1
        ---------------------------------------------------------------------------------------------------------------------------
          550,001 -   650,000     161      96,729,816     14.48      601,244     4.965    742     65.43      360        359     1
        ---------------------------------------------------------------------------------------------------------------------------
          650,001 -   750,000     113      80,943,904     12.12      716,794     5.007    744     62.34      360        359     1
        ---------------------------------------------------------------------------------------------------------------------------
          750,001 -   850,000      42      33,626,218      5.03      800,981     5.082    744     61.36      360        359     1
        ---------------------------------------------------------------------------------------------------------------------------
          850,001 -   950,000      27      24,247,336      3.63      898,741     5.089    730     61.3       360        359     1
        ---------------------------------------------------------------------------------------------------------------------------
          950,001 - 1,050,000      46      45,649,820      6.83      993,805     5.068    735     53.51      356        356     1
        ---------------------------------------------------------------------------------------------------------------------------
        1,150,001 - 1,250,000       1       1,218,534      0.18    1,220,000         5    730     53.51      360        359     1
        ---------------------------------------------------------------------------------------------------------------------------
        Total:                  1,289    $668,122,326    100.00%  $  518,768      5.02%   741     64.66%     359        358     1
        ---------------------------------------------------------------------------------------------------------------------------

Average: $  518,767.79
 Lowest: $  322,701.00
Highest: $1,220,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

        ----------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate    Percent of  Average                                W.A.        W.A.
                                  of        Current      Loans by  Original      W.A.    W.A.     W.A.    Original  Remaining   W.A.
                               Mortgage    Principal    Principal  Principal    Gross    FICO   Original  Term to    Term to   Loan
        Gross Coupon            Loans       Balance       Balance   Balance     Coupon   Score    LTV     Maturity   Maturity   Age
        ----------------------------------------------------------------------------------------------------------------------------
         3.626 - 3.750              4    $  1,699,043       0.25%   $424,900      3.75%   753     64.48%     360        360     0
         ---------------------------------------------------------------------------------------------------------------------------
         3.751 - 3.875              2       1,008,959       0.15     505,224     3.875    728     73.94      360        359     1
         ---------------------------------------------------------------------------------------------------------------------------
         4.001 - 4.125              3       1,762,217       0.26     588,600     4.125    768     75.01      360        359     1
         ---------------------------------------------------------------------------------------------------------------------------
         4.126 - 4.250             18       9,513,741       1.42     533,239      4.25    736      64.9      360        360     0
         ---------------------------------------------------------------------------------------------------------------------------
         4.251 - 4.375              4       1,687,145       0.25     422,044     4.375    753      72.2      360        360     0
         ---------------------------------------------------------------------------------------------------------------------------
         4.376 - 4.500             48      25,045,042       3.75     521,993       4.5    749     66.31      360        359     1
         ---------------------------------------------------------------------------------------------------------------------------
         4.501 - 4.625             67      33,136,173       4.96     494,829     4.625    750     64.93      358        358     0
         ---------------------------------------------------------------------------------------------------------------------------
         4.626 - 4.750            141      73,438,093      10.99     521,151      4.75    745     64.31      360        359     1
         ---------------------------------------------------------------------------------------------------------------------------
         4.751 - 4.875            219     111,960,666      16.76     511,543     4.875    743     66.02      359        359     0
         ---------------------------------------------------------------------------------------------------------------------------
         4.876 - 5.000            232     123,130,401      18.43     531,280         5    744     64.87      358        357     1
         ---------------------------------------------------------------------------------------------------------------------------
         5.001 - 5.125            205     105,072,810      15.73     512,913     5.125    743     64.41      360        359     1
         ---------------------------------------------------------------------------------------------------------------------------
         5.126 - 5.250            142      76,889,472      11.51     541,848      5.25    733     64.13      358        357     1
         ---------------------------------------------------------------------------------------------------------------------------
         5.251 - 5.375            112      57,783,408       8.65     516,332     5.375    731     64.01      358        357     1
         ---------------------------------------------------------------------------------------------------------------------------
         5.376 - 5.500             52      25,294,220       3.79     486,827       5.5    733     65.26      356        356     1
         ---------------------------------------------------------------------------------------------------------------------------
         5.501 - 5.625             24      12,481,506       1.87     520,561     5.625    714     56.24      354        353     1
         ---------------------------------------------------------------------------------------------------------------------------
         5.626 - 5.750              8       4,850,346       0.73     606,750      5.75    720     57.39      360        359     1
         ---------------------------------------------------------------------------------------------------------------------------
         5.751 - 5.875              5       1,905,496       0.29     381,488     5.875    730     71.25      360        359     1
         ---------------------------------------------------------------------------------------------------------------------------
         5.876 - 6.000              3       1,463,589       0.22     488,100         6    690     44.92      360        360     0
         ---------------------------------------------------------------------------------------------------------------------------
         Total:                 1,289    $668,122,326     100.00%   $518,768      5.02%   741     64.66%     359        358     1
         ---------------------------------------------------------------------------------------------------------------------------

  W.A.:  5.016%
Lowest:  3.750%
Highest: 6.000%

--------------------------------------------------------------------------------

3. Credit Score

        ----------------------------------------------------------------------------------------------------------------------------
                                Number     Aggregate    Percent of  Average                                W.A.        W.A.
                                  of        Current      Loans by  Original      W.A.    W.A.     W.A.    Original  Remaining   W.A.
                               Mortgage    Principal    Principal  Principal    Gross    FICO   Original  Term to    Term to   Loan
        Credit Score            Loans       Balance       Balance   Balance     Coupon   Score    LTV     Maturity   Maturity   Age
        ----------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
        800 - 824                  38    $ 19,973,120       2.99%   $526,024      5.02%   806     60.55%     360        359     1
        ----------------------------------------------------------------------------------------------------------------------------
        775 - 799                 239     123,995,467      18.56     519,163         5    784     63.85      359        359     1
        ----------------------------------------------------------------------------------------------------------------------------
        750 - 774                 349     180,210,524      26.97     516,683      4.97    762     63.46      359        358     1
        ----------------------------------------------------------------------------------------------------------------------------
        725 - 749                 237     123,157,925      18.43     520,008     4.997    738     64.73      360        359     1
        ----------------------------------------------------------------------------------------------------------------------------
        700 - 724                 225     115,663,250      17.31     514,975     5.016    712      66.9      357        356     1
        ----------------------------------------------------------------------------------------------------------------------------
        675 - 699                 121      66,122,620        9.9     546,801     5.151    688     64.87      357        357     1
        ----------------------------------------------------------------------------------------------------------------------------
        650 - 674                  49      24,315,418       3.64     496,516     5.112    664     66.55      357        357     1
        ----------------------------------------------------------------------------------------------------------------------------
        625 - 649                  27      13,048,428       1.95     483,677     5.162    639      70.5      360        359     1
        ----------------------------------------------------------------------------------------------------------------------------
        600 - 624                   3       1,266,531       0.19     422,667     5.199    622     55.98      360        359     1
        ----------------------------------------------------------------------------------------------------------------------------
        N/A                         1         369,043       0.06     369,600      3.75      0        80      360        359     1
        ----------------------------------------------------------------------------------------------------------------------------
        Total:                  1,289    $668,122,326     100.00%   $518,768      5.02%   741     64.66%     359        358     1
        ----------------------------------------------------------------------------------------------------------------------------

   W.A.: 741
 Lowest: 620
Highest: 821

--------------------------------------------------------------------------------

4. Index

          --------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent      Average                                   W.A.      W.A.
                          of         Current        of Loans     Original      W.A.     W.A.      W.A.    Original  Remaining   W.A.
                        Mortgage     Principal    by Principal   Principal    Gross     FICO    Original  Term to   Term to    Loan
          Index          Loans       Balance         Balance      Balance     Coupon   Score      LTV     Maturity  Maturity    Age
          --------------------------------------------------------------------------------------------------------------------------
          ARM            1,289      $668,122,326      100.00%   $518,768      5.02%     741      64.66%      359        358      1
          --------------------------------------------------------------------------------------------------------------------------
          Total:         1,289      $668,122,326      100.00%   $518,768      5.02%     741      64.66%      359        358      1
          --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

          --------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent      Average                                   W.A.      W.A.
                          of         Current        of Loans     Original      W.A.     W.A.      W.A.    Original  Remaining   W.A.
                        Mortgage     Principal    by Principal   Principal    Gross     FICO    Original  Term to   Term to    Loan
          Loan Purpose   Loans       Balance         Balance      Balance     Coupon   Score      LTV     Maturity  Maturity    Age
          --------------------------------------------------------------------------------------------------------------------------
          R/T Refi         828      $440,860,496      65.98%    $532,874      5.05%     741      62.03%      359        358      1
          --------------------------------------------------------------------------------------------------------------------------
          Purchase         275       137,407,970      20.57      500,205     4.873      744       75.7       359        358      1
          --------------------------------------------------------------------------------------------------------------------------
          C/O Refi         186        89,853,860      13.45      483,416      5.09      736      60.68       358        357      1
          --------------------------------------------------------------------------------------------------------------------------
          Total:         1,289      $668,122,326     100.00%    $518,768      5.02%     741      64.66%      359        358      1
          --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

          --------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent      Average                                   W.A.      W.A.
                          of         Current        of Loans     Original      W.A.     W.A.      W.A.    Original  Remaining   W.A.
          Property      Mortgage     Principal    by Principal   Principal    Gross     FICO    Original  Term to   Term to    Loan
          Type           Loans       Balance         Balance      Balance     Coupon   Score      LTV     Maturity  Maturity    Age
          --------------------------------------------------------------------------------------------------------------------------
          SFR              838      $445,558,718       66.69%   $532,051      5.02%     742      63.56%      359        358      1
          --------------------------------------------------------------------------------------------------------------------------
          PUD Detach       305       156,686,834       23.45     514,478     5.012      736      64.93       358        357      1
          --------------------------------------------------------------------------------------------------------------------------
          Condo            105        48,378,620        7.24     461,036     4.989      748      72.15       360        359      1
          --------------------------------------------------------------------------------------------------------------------------
          PUD Attach        35        14,256,898        2.13     407,573     5.028      737      72.23       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          2-Family           3         2,006,786         0.3     669,500     5.187      752      50.54       360        359      1
          --------------------------------------------------------------------------------------------------------------------------
          Townhouse          2           767,469        0.11     384,000     4.601      778      79.18       360        359      1
          --------------------------------------------------------------------------------------------------------------------------
          Co-Op              1           467,000        0.07     467,000     5.375      787      51.89       360        360      0
          --------------------------------------------------------------------------------------------------------------------------
          Total:         1,289      $668,122,326      100.00%   $518,768      5.02%     741      64.66%      359        358      1
          --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

          --------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent      Average                                   W.A.      W.A.
                          of         Current        of Loans     Original      W.A.     W.A.      W.A.    Original  Remaining   W.A.
          Occupancy     Mortgage     Principal    by Principal   Principal    Gross     FICO    Original  Term to   Term to    Loan
          Status         Loans       Balance         Balance      Balance     Coupon   Score      LTV     Maturity  Maturity    Age
          --------------------------------------------------------------------------------------------------------------------------
          Primary        1,243      $645,423,258       96.60%   $519,693      5.01%     741      64.79%      359        358      1
          --------------------------------------------------------------------------------------------------------------------------
          Secondary         40        20,148,583        3.02     504,016     5.066      743         61       360        359      1
          --------------------------------------------------------------------------------------------------------------------------
          Investor           6         2,550,484        0.38     425,417     5.269      741      60.12       360        359      1
          --------------------------------------------------------------------------------------------------------------------------
          Total:         1,289      $668,122,326      100.00%   $518,768      5.02%     741      64.66%      359        358      1
          --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

          --------------------------------------------------------------------------------------------------------------------------
                          Number      Aggregate       Percent     Average                                   W.A.      W.A.
                            of         Current       of Loans    Original     W.A.     W.A.      W.A.    Original  Remaining   W.A.
          Geographic     Mortgage     Principal    by Principal Principal    Gross     FICO    Original   Term to    Term to   Loan
          Distribution    Loans        Balance        Balance    Balance     Coupon   Score      LTV      Maturity  Maturity    Age
          --------------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------------
          California       964      $499,225,317       74.72%   $518,330      5.02%     741      64.95%      359        358      1
          -------------------------------------------------------------------------------------------------------------------------
          Illinois          70        37,769,498        5.65     539,838     4.948      743      63.34       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Florida           34        18,126,841        2.71     533,616     5.052      747      59.04       351        351      1
          -------------------------------------------------------------------------------------------------------------------------
          Virginia          27        13,837,449        2.07     512,847     4.995      732       71.9       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Maryland          22        10,972,726        1.64     499,349     5.143      732      61.78       350        349      1
          -------------------------------------------------------------------------------------------------------------------------
          North Carolina    16         8,274,640        1.24     517,438     4.921      711      61.68       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Washington        16         7,717,796        1.16     482,673     4.953      742       60.8       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Texas             14         7,257,693        1.09     518,905     4.942      739      67.93       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Massachusetts     13         7,144,944        1.07     550,277     4.906      738      59.12       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Georgia           15         7,028,200        1.05     468,802     4.928      731      64.42       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Arizona           13         6,668,450           1     513,281     4.998      726      67.07       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Colorado          13         6,623,490        0.99     509,942     5.077      744       69.8       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          South Carolina    11         6,162,317        0.92     561,201     5.137      742       51.9       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Nevada            12         5,478,627        0.82     456,848     5.293      723      68.87       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          District of
           Columbia          7         3,465,829        0.52     495,433     5.089      764      57.58       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Tennessee          6         3,408,829        0.51     568,217     5.011      732      63.89       360        360      0
          -------------------------------------------------------------------------------------------------------------------------
          Wisconsin          6         2,860,000        0.43     476,667     4.779      754      65.83       360        360      0
          -------------------------------------------------------------------------------------------------------------------------
          Missouri           5         2,783,674        0.42     557,000     4.864      753      58.54       337        337      0
          -------------------------------------------------------------------------------------------------------------------------
          Oregon             5         2,700,577         0.4     540,335      4.95      740      69.71       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Connecticut        5         2,624,296        0.39     525,240     5.136      746      70.91       360        359      1
          -------------------------------------------------------------------------------------------------------------------------
          Other             15         7,991,135         1.2     533,190     4.904      743      67.88       349        348      1
          -------------------------------------------------------------------------------------------------------------------------
          Total:         1,289      $668,122,326     100.00%    $518,768      5.02%     741      64.66%      359        358      1
          --------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

9. Metropolitan Statistical Area

        ---------------------------------------------------------------------------------------------------------------------------
                            Number    Aggregate        Percent     Average                                  W.A.       W.A.
        Metropolitan          of       Current        of Loans     Original     W.A.     W.A.     W.A.    Original  Remaining   W.A.
        Statistical        Mortgage   Principal     by Principal  Principal    Gross     FICO   Original   Term to    Term to  Loan
        Area                Loans      Balance         Balance     Balance     Coupon   Score     LTV      Maturity  Maturity   Age
        ---------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
        San Francisco, CA     570    $292,345,915      43.76%     $513,230      5.00%    745     65.69%      360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Los Angeles, CA       274     146,913,316      21.99       536,948     5.054     739     63.03       358        357      1
        ----------------------------------------------------------------------------------------------------------------------------
        San Diego, CA          84      42,350,511       6.34       504,481         5     730     65.08       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Chicago, IL            70      37,769,498       5.65       539,838     4.948     743     63.34       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Washington, DC         51      26,240,899       3.93       514,925     5.046     736     65.67       356        355      1
        ----------------------------------------------------------------------------------------------------------------------------
        No MSA                 20      10,708,925        1.6       535,918     5.144     742     62.51       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Seattle, WA            15       7,318,276        1.1       488,184      4.95     742     61.83       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Boston, MA             13       7,144,944       1.07       550,277     4.906     738     59.12       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Phoenix, AZ            13       6,668,450          1       513,281     4.998     726     67.07       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Sacramento, CA         14       6,556,175       0.98       468,617      5.11     727     70.12       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Miami, FL              13       6,442,989       0.96       496,211     5.089     748     58.59       336        335      1
        ----------------------------------------------------------------------------------------------------------------------------
        Atlanta, GA            13       6,168,468       0.92       474,772     4.952     729     65.08       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Naples, FL             10       5,814,660       0.87       581,950     4.992     756     53.96       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Charlotte, NC           9       4,696,113        0.7       522,211     4.834     696     58.46       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Dallas, TX              8       4,155,539       0.62       519,930     5.084     739     63.67       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Other                 112      56,827,649       8.51       507,777     5.041     738     66.55       357        357      1
        ----------------------------------------------------------------------------------------------------------------------------
        Total:              1,289    $668,122,326     100.00%     $518,768      5.02%    741     64.66%      359        358      1
        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. County Distribution

        ----------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate        Percent    Average                                  W.A.      W.A.
                               of       Current        of Loans    Original     W.A.     W.A.     W.A.    Original  Remaining  W.A.
        County              Mortgage   Principal     by Principal Principal    Gross     FICO   Original   Term to   Term to   Loan
        Distribution         Loans       Balance        Balance    Balance     Coupon   Score     LTV     Maturity  Maturity    Age
        ----------------------------------------------------------------------------------------------------------------------------
        SANTA CLARA           236    $120,141,263      17.98%     $509,379      4.96%    748     65.94%      359        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        LOS ANGELES           137      75,647,400      11.32       552,822     5.062     742     62.89       356        356      1
        ----------------------------------------------------------------------------------------------------------------------------
        ORANGE                113      59,934,331       8.97       531,409     5.037     735     62.48       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        SAN MATEO              91      50,512,061       7.56       555,437     5.019     743     64.51       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        ALAMEDA                93      44,629,786       6.68       480,300      4.99     742     69.41       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        SAN DIEGO              82      41,443,034        6.2       505,712     5.002     730     64.79       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        CONTRA COSTA           58      28,488,446       4.26       491,495     5.047     744     62.03       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        COOK                   44      23,308,876       3.49       530,064     4.931     751     61.77       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        SAN FRANCISCO          37      18,144,709       2.72       490,743     5.023     749      68.4       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        MARIN                  26      16,996,507       2.54       654,254      5.12     733     60.08       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Other                 372     188,875,914      28.27       508,102     5.033     736     64.94       357        357      1
        ----------------------------------------------------------------------------------------------------------------------------
        Total:              1,289    $668,122,326    100.00%      $518,768      5.02%    741     64.66%      359        358      1
        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

11. Original LTV

        ----------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate        Percent    Average                                  W.A.      W.A.
                               of       Current        of Loans    Original     W.A.     W.A.     W.A.    Original  Remaining  W.A.
                            Mortgage   Principal     by Principal Principal    Gross     FICO   Original   Term to   Term to   Loan
        Original LTV         Loans       Balance        Balance    Balance     Coupon   Score     LTV     Maturity  Maturity    Age
        ----------------------------------------------------------------------------------------------------------------------------
        10.01 - 15.00           1    $    509,401       0.08%     $510,000      5.13%    740     13.08%      360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        15.01 - 20.00          10       6,216,718       0.93       622,970     5.078     722     17.93       347        346      1
        ----------------------------------------------------------------------------------------------------------------------------
        20.01 - 25.00           7       3,806,400       0.57       543,771     4.979     756     23.13       360        360      0
        ----------------------------------------------------------------------------------------------------------------------------
        25.01 - 30.00          21      11,792,513       1.77       561,889     5.246     752     27.68       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        30.01 - 35.00          32      17,330,542       2.59       541,991     5.039     744     32.49       352        351      1
        ----------------------------------------------------------------------------------------------------------------------------
        35.01 - 40.00          25      13,223,993       1.98       529,224     4.983     762     37.51       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        40.01 - 45.00          43      23,904,214       3.58       556,257     5.058     746     42.35       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        45.01 - 50.00          71      43,162,324       6.46       608,212     5.007     743     48.28       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        50.01 - 55.00          80      43,883,596       6.57       549,537     5.024     741     52.87       356        356      1
        ----------------------------------------------------------------------------------------------------------------------------
        55.01 - 60.00         101      54,178,335       8.11       536,791     5.046     746     57.78       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        60.01 - 65.00         109      56,520,799       8.46       518,899     5.006     742        63       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        65.01 - 70.00         195     103,491,203      15.49       531,484     4.983     743        68       359        358      1
        ----------------------------------------------------------------------------------------------------------------------------
        70.01 - 75.00         155      85,841,658      12.85       554,203      5.06     734     73.24       359        358      1
        ----------------------------------------------------------------------------------------------------------------------------
        75.01 - 80.00         433     201,716,459      30.19       466,152     4.992     738     79.09       359        358      1
        ----------------------------------------------------------------------------------------------------------------------------
        80.01 - 85.00           2         751,502       0.11       376,000     4.702     741     83.21       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        85.01 - 90.00           4       1,792,669       0.27       448,450     4.973     746     88.98       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Total:              1,289    $668,122,326     100.00%     $518,768      5.02%    741    64.66%       359        358      1
        ----------------------------------------------------------------------------------------------------------------------------

   W.A.: 64.66%
 Lowest: 13.08%
Highest: 90.00%

-------------------------------------------------------------------------------

12. Original Term

        ----------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate        Percent    Average                                  W.A.      W.A.
                               of       Current        of Loans    Original     W.A.     W.A.     W.A.    Original  Remaining   W.A.
                            Mortgage   Principal     by Principal Principal    Gross    FICO   Original   Term to   Term to    Loan
        Original Term        Loans       Balance        Balance    Balance     Coupon   Score     LTV     Maturity  Maturity    Age
        ----------------------------------------------------------------------------------------------------------------------------
        120                     2    $    809,153       0.12%     $407,988      5.48%    723     51.26%      120        119      1
        ----------------------------------------------------------------------------------------------------------------------------
        180                     5       2,787,119       0.42       568,120     5.017     704     59.44       180        180      0
        ----------------------------------------------------------------------------------------------------------------------------
        240                     2         995,000       0.15       497,500      5.25     772     57.86       240        240      0
        ----------------------------------------------------------------------------------------------------------------------------
        300                     2         749,028       0.11       374,800     5.184     736        80       300        300      0
        ----------------------------------------------------------------------------------------------------------------------------
        360                 1,278     662,782,027       99.2       519,007     5.015     741     64.69       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------

        Total:              1,289    $668,122,326     100.00%     $518,768      5.02%    741     64.66%      359        358      1
        ----------------------------------------------------------------------------------------------------------------------------

   W.A.: 358.7 months
 Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

13. State

        ----------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate        Percent    Average                                  W.A.      W.A.
                               of       Current        of Loans    Original     W.A.     W.A.     W.A.    Original  Remaining   W.A.
                            Mortgage   Principal     by Principal Principal    Gross    FICO   Original   Term to   Term to    Loan
        State                Loans       Balance        Balance    Balance     Coupon   Score     LTV     Maturity  Maturity    Age
        ----------------------------------------------------------------------------------------------------------------------------
        California            964    $499,225,317      74.72%     $518,330      5.02%    741     64.95%      359        358      1
        ----------------------------------------------------------------------------------------------------------------------------
        Illinois               70      37,769,498       5.65       539,838     4.948     743     63.34       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Florida                34      18,126,841       2.71       533,616     5.052     747     59.04       351        351      1
        ----------------------------------------------------------------------------------------------------------------------------
        Virginia               27      13,837,449       2.07       512,847     4.995     732      71.9       360        359      1
        ----------------------------------------------------------------------------------------------------------------------------
        Maryland               22      10,972,726       1.64       499,349     5.143     732     61.78       350        349      1
        ----------------------------------------------------------------------------------------------------------------------------
        Other                 172      88,190,496       13.2       513,125      4.99     737     63.95       358        358      1
        ----------------------------------------------------------------------------------------------------------------------------
        Total:              1,289    $668,122,326     100.00%     $518,768      5.02%    741     64.66%      359        358      1
        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based
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